Exhibit 99.1

CERTIFICATION BY JOSEPH H. ROSSI, CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

The following certification accompanies the issuer's Annual Report on Form 10-K and is not filed, as provided in Release 33-8212.34-47551 dated March 21, 2003.

The undersigned officer of the Alliance Bancorp of New England, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph H. Rossi
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Joseph H. Rossi
President/Chief Executive Officer
March 25, 2003



A signed original of this written statement required by Section 906 has been provided to Alliance Bancorp of New England, Inc. and will be retained by Alliance Bancorp of New England, Inc. and furnished to the Securities and Exchange Commission or its staff on request.